UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2013

Commission File Number: 000-52752

W. S. INDUSTRIES INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

98-0439650
(IRS Employer Identification Number)

Suite 1120, 470 Granville Street

Vancouver, British Columbia

V6C 1V5 Canada

(Address of principal executive offices)

(604) 713-8010
(Registrant’s telephone number including area code)

815 Hornby Street

Suite 404, Vancouver, British Columbia

V6Z 2E6 Canada

(Former Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountants

a)  Dismissal of Independent Registered Accounting Firm

On June 11, 2013, the Board of Directors of W.S. Industries, Inc. (the "Company") terminated the engagement of BDO Canada LLP ("BDO") as the Company's independent registered accounting firm, further to the reverse merger completed on May 14, 2013 with Rio Plata Exploration Corp. This action effectively dismisses BDO as the Company's independent registered accounting firm for the fiscal year ended March 31, 2013.

BDO’s reports on the Company's consolidated financial statements for the fiscal years ended August 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph relating to an uncertainty as to the Company's ability to continue as a going concern. Furthermore, during the Company's two most recent fiscal years and through June 11, 2013, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements for such periods.

For the years ended August 31, 2012 and 2011 and through February 28, 2013, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BDO with a copy of the foregoing disclosure prior to its filing with the Securities and Exchange Commission (the "Commission") and requested that BDO furnish the Company a letter addressed to the Commission stating whether or not it agrees with the statements above and, if not, stating the respects in which it does not agree. A copy of BDO's letter to the Commission is attached as an exhibit to this current report on Form 8-K.

(b) Engagement of New Independent Registered Accounting Firm

On June 11, 2013, the Company's Board of Directors appointed Dale Matheson Carr-Hilton Labonte LLP (“DMCL”) as the Company's new independent registered accounting firm. During the Company's two most recent fiscal years and through June 11, 2013, neither the Company nor anyone acting on the Company's behalf consulted DMCL with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. DMCL was the independent registered accounting firm of Rio Plata Exploration Corp. prior to the completion of the reverse merger of the Company and Rio Plata on May 14, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits 16.1	Letter from BDO Canada LLP dated June 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2013	W. S. Industries Inc.

By: /s/ Robert Bell______________________ Robert Bell
President